UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2026

CAMBIUM NETWORKS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38952	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Cambium Networks, Inc. 2000 Center Drive, Suite East A401
Hoffman Estates, Illinois		60192
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 345 814-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.0001 par value	CMBM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 26, 2026, Cambium Networks Corporation ("Cambium" or the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") incorrectly disclosing that the Company expects the Ordinary Shares will be immediately available for quotation on the OTCID market operated by OTC Markets.

This Amendment No. 1 on Form 8-K/A is being filed solely for the purpose to correct this to state the trading of the Company's Ordinary Shares is expected to initially move to the OTC Pink Limited tier and then go into the Expert Market as disclosed in the Press Release attached as Exhibit 99.1 in the Original Form 8-K.

This Amendment does not otherwise change or affect any previously reported information contained in the Original Form 8-K.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 25, 2026, Cambium Networks Corporation (“Cambium” or the “Company”) received a written notice (the “Delist Determination”) that the Nasdaq Hearings Panel (the “Hearings Panel”) has determined to delist the Ordinary Shares of the Company from The Nasdaq Stock Market (“Nasdaq”) due to the Company's failure to comply with the terms of the Hearings Panel's Decision.

Trading in the Company's Ordinary Shares will be suspended at the open of trading on March 27, 2026.

The Company is considering whether to request an appeal of the Delist Determination to the Nasdaq Listing and Hearing Review Council (the “Council”) in accordance with Nasdaq Listing Rule 5820(a). Such request would not stay the suspension of trading the Ordinary Shares on Nasdaq. The Company expects the Ordinary Shares will initially move to the OTC Pink Limited tier and then go into the Expert Market under its trading symbol “CMBM”, which may have a material adverse effect on the trading price and volume for the Ordinary Shares. There can be no assurance that a market for the Ordinary Shares will develop or be maintained on the Expert Market, and the Company's shareholders may find it more difficult to buy or sell their shares.

On March 26, 2026, the Company issued a press release announcing its receipt of the Delist Determination. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to statements relating to the Company's plan to appeal the Delist determination and the Company's eligibility to trade on the OTC Markets system, as well as words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “seeks,” “assumes,” “may,” “should,” “could,” “would,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based upon the Company’s current assumptions, beliefs, and expectations. Forward-looking statements are subject to the occurrence of many events outside of the Company’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, the Company’s ability to successfully appeal the Delist determination. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained herein speak only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

99.1	Press release dated March 26, 2026
104	Cover Page Interactive Data File (formatting in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBIUM NETWORKS CORPORATION

Date:	March 26, 2026	By:	/S/ Sally Rau
		Name: Title:	Sally Rau Chief Legal Officer